Accounts Receivable	3 Months Ended
Mar. 31, 2023
Accounts, Notes, Loans and Financing Receivable [Line Items]
Accounts Receivable

5.ACCOUNTS RECEIVABLE

Accounts receivable are recorded when billed or accrued and represent claims against third parties that will be settled in cash. The carrying value of the Company’s receivables, net of the allowance for credit losses, represents their estimated net realizable value.

The allowance for credit losses is based on management’s assessment of the collectability of assets pooled together with similar risk characteristics.  The Company monitors the collectability of its trade receivables as one overall pool due to all trade receivables having similar risk characteristics.  The Company estimates its allowance for credit losses based on historical collection trends, the age of outstanding receivables, geographical location of the customer, existing economic conditions and reasonable forecasts. If events or changes in circumstances indicate that specific receivable balances may be impaired, further consideration is given to the collectability of those balances and the allowance is adjusted accordingly. Past-due receivable balances are written off when the Company’s internal collection efforts have been unsuccessful in collecting the amount due.

The following is a rollforward of the Company’s allowance for credit losses for the periods indicated:

	Three Months Ended March 31,
	2023	2022
Beginning balance	$22,939	$18,480
Current period provision for expected credit losses	2,247	3,022
Write-offs charged against the allowance	(5,017)	(3,435)
Recoveries collected	2,068	1,272
Impact of changes in foreign currency	2	22
Ending balance	$22,239	$19,361